SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

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                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 9, 2000


                      INTERNATIONAL BANCSHARES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          COMMISSION FILE NUMBER  0-9439

              TEXAS                                              74-2157138
  (STATE OR OTHER JURISDICTION                                (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


    1200 SAN BERNARDO, LAREDO, TEXAS                                  78040-1359
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (956) 722-7611



                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS

          ON AUGUST 4, 2000, INTERNATIONAL BANCSHARES CORPORATION ISSUED A NEWS RELEASE ANNOUNCING SECOND QUARTER 2000 EARNINGS, ATTACHED HERETO AND FILED HEREWITH AS EXHIBIT 99 AND IS INCORPORATED HEREIN BY REFERENCE.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     C.   EXHIBITS

          THE FOLLOWING EXHIBIT IS FILED AS PART OF THIS REPORT:

          (99) NEWS RELEASE OF INTERNATIONAL BANCSHARES CORPORATION DATED AUGUST 4, 2000.

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
                                   SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                    INTERNATIONAL BANCSHARES CORPORATION
                                    (REGISTRANT)

                                    BY: /s/ DENNIS E. NIXON
                                            Dennis E. Nixon, President
                                            and Chief Executive Officer

Date: August 9, 2000

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
                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER                   DESCRIPTION                 PAGE NUMBER
         -------         -----------------------------        -----------
            99           NEWS RELEASE OF INTERNATIONAL              5
                         BANCSHARES CORPORATION DATED
                         AUGUST 4, 2000.

                                        4